UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2005

Knight-Ridder, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, Suite 1500, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 938-7700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 16, 2005, Knight-Ridder, Inc. (the “Company”) and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Morgan Stanley & Co. Incorporated, SunTrust Capital Markets, Inc. and Wedbush Morgan Securities Inc., as underwriters, entered into an Underwriting Agreement (the “Underwriting Agreement”) and a Pricing Agreement (the “Pricing Agreement”) with respect to the offering and sale of $400,000,000 aggregate principal amount of the Company’s 5.750% Notes due 2017 (the “Notes”) under the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-64286). The sale of the Notes closed on August 19, 2005. The Notes are being issued pursuant to an Indenture, dated as of November 4, 1997 (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-37603)), between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 1, 2001, among the Company, the Trustee and The Bank of New York, as series trustee, by the Second Supplemental Indenture, dated as of November 1, 2004, among the Company, the Trustee and The Bank of New York Trust Company, N.A., as series trustee, and by the Third Supplemental Indenture, dated as of August 16, 2005 (the “Third Supplemental Indenture”), among the Company, the Trustee and The Bank of New York Trust Company, N.A., as series trustee for the Notes.

Each of (i) the Underwriting Agreement, (ii) the Pricing Agreement, (iii) the Third Supplemental Indenture and (iv) the form of Note is being filed as an exhibit to this report.

In connection with the offering and sale of the Notes, the Company is filing as Exhibit 12.1 a computation of ratio of earnings to fixed charges and a computation of pro forma ratio of earnings to fixed charges, which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 16, 2005, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Morgan Stanley & Co. Incorporated, SunTrust Capital Markets, Inc. and Wedbush Morgan Securities Inc., as underwriters.

1.2	Pricing Agreement, dated as of August 16, 2005, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Morgan Stanley & Co. Incorporated, SunTrust Capital Markets, Inc. and Wedbush Morgan Securities Inc., as underwriters.

4.1	Third Supplemental Indenture, dated as of August 16, 2005, among the Company, JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, and The Bank of New York Trust Company, N.A., as series trustee for the Notes.

4.2	Form of Note.

12.1	Computations of Ratio and Pro Forma Ratio of Earnings to Fixed Charges.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By:	/s/ Gary Effren
Gary Effren Vice President/Finance

Date: August 19, 2005

EXHIBIT INDEX

Exhibit Number	Name

1.1	Underwriting Agreement, dated as of August 16, 2005, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Morgan Stanley & Co. Incorporated, SunTrust Capital Markets, Inc. and Wedbush Morgan Securities Inc., as underwriters.

1.2	Pricing Agreement, dated as of August 16, 2005, between the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, Morgan Stanley & Co. Incorporated, SunTrust Capital Markets, Inc. and Wedbush Morgan Securities Inc., as underwriters.

4.1	Third Supplemental Indenture, dated as of August 16, 2005, among the Company, JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, and The Bank of New York Trust Company, N.A., as series trustee for the Notes.

4.2	Form of Note.

12.1	Computations of Ratio and Pro Forma Ratio of Earnings to Fixed Charges.